UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2011 (May 13, 2011)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations	212-836-2674
Office of the Secretary	212-836-2732
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2011, Alcoa Inc. (“Alcoa”) issued a press release announcing that Chris L. Ayers has been named President of Alcoa’s Global Primary Products (GPP) business, effective May 18, 2011. Ayers, previously Chief Operating Officer of GPP, succeeds John G. Thuestad, who will be handling special projects for Alcoa. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 13, 2011, Alcoa issued a press release announcing the expiration and final results of its tender offers for its outstanding 5.375% Notes due 2013 and 6.00% Notes due 2013. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

99.1	Alcoa Inc. press release dated May 18, 2011.

99.2	Alcoa Inc. press release dated May 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Nicholas J. DeRoma
Name:	Nicholas J. DeRoma
Title:	Executive Vice President, Chief Legal and Compliance Officer

Date: May 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Alcoa Inc. press release dated May 18, 2011.

99.2	Alcoa Inc. press release dated May 13, 2011.

4